KEELEY Alternative Value Fund

Class A Shares KALVX

Class I Shares KALIX

Summary Prospectus April 1, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 1-888-933-5391 or by sending an e-mail request to info@keeleyfunds.com. The Fund's Prospectus and Statement of Additional Information, dated April 1, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The Keeley Alternative Value Fund (the "Fund") seeks to achieve long-term capital appreciation, as well as to protect capital during adverse market conditions.

Fees and Expenses Of The Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section "How Shares Are Priced" on page 13 of the Fund's Prospectus and under the section "Purchases and Redemption of Shares" on page 28 of the Fund's Statement of Additional Information ("SAI").

Shareholder Transaction Expenses (fees paid directly from your investment)	Class A (KALVX)	Class I (KALIX)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Load	None	None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (the Fund's Transfer Agent may charge a fee of $15 for each wire redemption and $5 for each telephone exchange)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (KALVX)	Class I (KALIX)
Management Fees	1.60%	1.60%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(a)	0.49%	0.49%
Total Annual Fund Operating Expenses	2.34%	2.09%
Fee Waiver/Expense Reimbursement(b)	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.89%	1.64%

(a) "Other Expenses" include estimated expenses.

(b) Keeley Asset Management Corp. (the "Adviser") has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 1.89% for Class A Shares and 1.64% for Class I Shares. The waivers are in effect through April 1, 2011 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

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KEELEY Alternative Value Fund

Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs could be higher or lower, based on these assumptions your costs would be:

Alternative Value Fund	1 Year	3 Years
Class A	$633	$1,106
Class I	$167	$611

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If the sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies and Policies

The Fund is an alternative investment vehicle within the Keeley Funds' family since, unlike the other Funds, it is primarily designed to provide downside market protection through the use of hedging strategies. Please see the section "Investment Principles and Strategies for the Fund" below for a description of the different hedging strategies that the Fund may employ to achieve its investment objectives.

While it is anticipated that the Fund will invest primarily in the types of equity securities described below, the Fund has broad and flexible investment authority. For the equity investments, the Fund intends to pursue its investment objectives by investing in companies with small and mid-size market capitalizations, which we currently define as $7.5 billion or less. Under normal market conditions, the Fund will invest no less than 80% of the net assets of its equity investments plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies. As long as an investment continues to meet the Fund's other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level. If less than 80% of the Fund's equity investment assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.

The Adviser has selected, and the Board of Directors of the Keeley Funds, Inc. (the "Company") has approved, Broadmark Asset Management, LLC ("Sub-Adviser" or "Broadmark") as sub-adviser for the Fund. Broadmark will attempt to mitigate market risk within the Fund's equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments described below, Exchange-Traded Funds ("ETFs") and Exchange-Traded Notes ("ETNs"). Broadmark may utilize any asset class of an ETF or ETN, but will primarily utilize equity-based instruments. In performing its services, Broadmark will assess such factors as monetary policy, valuation analysis, investor sentiment and momentum. Broadmark will adjust the Fund's net exposure to equities based upon its overall assessment of risk and opportunity in the market and the Fund's portfolio, including the Fund's cash position. When Broadmark perceives the Fund's equity market risk to be high, and opportunity low, it will reduce the Fund's net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs or take long positions in inverse ETFs. Broadmark can hedge up to 100% of the Fund's long equity exposure. Conversely, when Broadmark perceives the Fund's equity risks to be low and opportunities high, and depending upon the Fund's cash positions, the Fund could have a low to zero exposure to hedging vehicles. Further, at times when equity opportunity is high and equity risk low, Broadmark may invest a portion of the Fund's cash balance in futures, options or ETFs. There is no guarantee that Broadmark will accurately measure existing risk.

Class A Shares KALVX Class I Shares KALIX

Investment Principles and Strategies for the Fund

The Adviser focuses the equity investments of the Fund on particular kinds of undervalued stocks, and attempts to concentrate on identifying companies going through major changes (corporate restructuring), including: corporate spin-offs (tax-free distributions of a parent company's division to shareholders); financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy; companies selling at or below actual or perceived book value; savings and loan and insurance conversions; and distressed utilities. Current dividend or interest income is not a factor for the Fund when choosing securities. It is the Adviser's intention typically to hold equity securities for more than two years to allow the corporate restructuring process to yield results. But, the Adviser may sell these securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Broadmark will assess overall stock market risk by monitoring such factors as monetary policy, valuation analysis, investor sentiment and momentum. The Fund may be suitable for the more aggressive section of an investor's portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

Main Risks

The Fund is subject to the typical risks of equity investing, including loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

Investing in companies emerging from bankruptcy presents special risks, since these companies often are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. Investing in small and mid-cap securities presents more risk than investing in large-cap or more established company securities. Small and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

Because of its hedging strategy, the Fund is subject to the increased risks associated with investments in put and call options, in futures, in derivatives and, in general, in synthetic instruments. Also, the Fund is subject to risks associated with short sales, investments in ETFs and ETNs and, in general, liquidity risks.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Performance information for an unregistered predecessor fund with substantially similar investment objectives, policies and strategies as the Fund can be found in the section entitled "Related Performance Information" on page 28 of the Fund's Prospectus. Updated performance information will be available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

Management

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The Adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Company's Board of Directors. The Adviser has selected, and the Board of Directors has approved, Broadmark as sub-adviser for the Fund. Broadmark, 12 East 52nd St., 3rd Floor, New York,

www.keeleyfunds.com 888-933-5391

KEELEY Alternative Value Fund

Class A Shares KALVX Class I Shares KALIX

New York, is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.

Portfolio Manager — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. J. Keeley has been Portfolio Manager for the Fund since its inception. The SAI provides additional information about Mr. J. Keeley's compensation, other accounts that he manages, and his ownership of securities in the Fund.

Investment Professional of Sub-Adviser — Christopher J. Guptill is the Chief Executive Officer, and has been the Chief Investment Officer, of Broadmark since its inception in 1999. He is primarily responsible for managing the market risk of the Fund.

Purchase and Sale of Fund Shares

You can buy or sell the Fund's shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application. There is neither a minimum holding requirement nor minimum amount requested to redeem your shares.

The minimum initial investment for the Class A Shares of the Fund is $2,500, and the minimum for additional investments in the Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts. The minimum initial investment for Class I Shares of the Fund is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Tax Information

The Fund's distributions, if any, are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Read the Fund's Prospectus and SAI or ask your salesperson or visit your financial intermediary's website for more information.

www.keeleyfunds.com 888-933-5391